UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Battalion Oil Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 18, 2020.

BATTALION OIL CORPORATION

BATTALION OIL CORPORATION
C/O BROADRIDGE
P.O. BOX 1342
BRENTWOOD, NY 11717

Meeting Information

Meeting Type: Annual Meeting
For holders as of: March 31, 2020
Date: May 18, 2020 **Time:** 1:00 PM, CDT
Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/BATL2020.

The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/BATL2020 and be sure to have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page).

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com*, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

D02813-P38024

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE   PROXY STATEMENT   FORM 10-K

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com*, or scan the QR Barcode below.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 4, 2020 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

SCAN TO
VIEW MATERIALS & VOTE

Vote By Internet:

Before The Meeting:
Go to *www.proxyvote.com* or from a smartphone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

During The Meeting:
Go to *www.virtualshareholdermeeting.com/BATL2020*. Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

D02814-P38024

Voting ItemsThe Board of Directors recommends you vote FORthe following:2. To approve, in a non-binding advisory vote, executive compensation of our named executive officers.3. To determine, in a non-binding advisory vote, whether a stockholder vote to approve the compensation of our named executiveofficers should occur every one, two or three years.4. To ratify the appointment of Deloitte & Touche LLP, an independent registered public accounting firm, as our independent registeredpublic accountant for the fiscal year ending December 31, 2020.NOTE: Such other business a 01) Scott H. Germann02) Gregory S. Hinds03) Richard H. Little04) William L. Transier1. Election of Directors The Board of Directors recommends you vote FOR the following proposal:s may properly come before the meeting or any adjournment thereof. Nominees: The Board of Directors recommends you vote "3 Years" on the following proposal: The Board of Directors recommends you vote FOR the following proposal: